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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2002

EBC I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25709 (Commission File Number)	95-4633006 (IRS Employer Identification No.)
400 Continental Boulevard, 6th Floor, El Segundo, CA 90245 (Address of Principal Executive Offices) (Zip Code)

Registrants' telephone number, including area code: (310) 426-2187

(Former name or former address, if changed since last report)

Item 5.        Other Events

        On December 20, 2002, EBC I, Inc. (formerly known as eToys Inc., the "Registrant"), EBC Distribution, LLC (formerly known as eToys Distribution, LLC, "EBC Distribution"), eKids, Inc. ("eKids") and PMJ Corporation ("PMJ") filed their November Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.1 and incorporated herein in their entirety. EBC Distribution, eKids and PMJ are subsidiaries of the Registrant. Copies of any bank statements originally filed with the Bankruptcy Court as part of the November Monthly Operating Reports have been omitted.

        THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7.        Exhibits.

99.1
November Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on December 20, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EBC I, Inc.
By:	/s/ BARRY GOLD
Name:	Barry Gold
Title:	Plan Administrator

Date:    January 9, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	November Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on December 20, 2002.

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  Item 5. Other Events
  Item 7. Exhibits.
  SIGNATURE
  EXHIBIT INDEX